UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 1, 2021 (November 24, 2021)

ISUN, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37707	42-2150172
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

400 Avenue D, Suite 10, Williston, Vermont 05495
(Address of Principal Executive Offices) (Zip Code)

(802) 658-3378
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	ISUN	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On November 24, 2021, iSun, Inc., a Delaware corporation (the “Company”), and Encore Redevelopment, LLC, a Vermont limited liability company (“Encore”), entered into a Membership Unit Purchase Agreement (the “MUPA”) pursuant to which the Company invested $5,000,000 (the “Encore Purchase Amount”) in Encore in exchange for 179,298 of Encore’s Common Membership Units (“Units”), which represents a fully-diluted 9.1% ownership interest in Encore.

The MUPA also provides that the Company may purchase an additional 179,228 Units at a purchase price of $27.8865353 per Unit for an aggregate purchase price of $5,000,000 on the same terms and conditions as set forth in the MUPA within 90 days of November 24, 2021

The MUPA contains representations and warranties, covenants, indemnification provisions, and other rights, obligations and restrictions, in each case for the sole benefit of the parties to the MUPA, which the Company believes are customary for transactions of the type contemplated by the MUPA.

The foregoing description of the MUPA does not purport to be complete and is qualified in its entirety by reference to the terms of the MUPA, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Operating Agreement

In connection with the execution of the MUPA, on November 24, 2021, the Company became a party to Encore’s Sixth Amended and Restated Operating Agreement (the “Operating Agreement”) pursuant to which Encore granted the Company rights as a Member of Encore in connection with the Company’s ownership of the Units.

The Operating Agreement contains covenants, indemnification provisions, and other rights, obligations and restrictions, in each case for the sole benefit of the parties to the Operating Agreement, which the Company believes are customary for agreements of this type.

The foregoing description of the Operating Agreement does not purport to be complete and is qualified in its entirety by reference to the terms of the Operating Agreement, which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Item 8.01.	Other Events.

On November 29, 2021, the Company issued a press release titled “iSun announces investment in Encore Renewable Energy”  A copy of the press release is attached hereto as Exhibit 99.1, and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

10.1	Membership Unit Purchase Agreement between iSun, Inc. and Encore Redevelopment, LLC, dated November 24, 2021

10.2	Sixth Amended and Restated Operating Agreement of Encore Redevelopment, Inc, dated November 24, 2021

99.1	Press Release of iSun, Inc., dated November 29, 2021.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 1, 2021

iSun, Inc.

By:	/s/ Jeffrey Peck
Name:	Jeffrey Peck
Title:	Chief Executive Officer